STATEMENT OF OPERATIONS - The Catalyst Group Entertainment Llc [Member] - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Revenue
Production cost
Gross profit
Operating expenses:
Administrative expenses	3,056			30,374
Total operating expenses	3,056			30,374
Net loss	(3,056)			(30,374)
Members equity -beginning of year	4,726	4,726	4,726	35,100
Distribution to members
Members deficit -end of year	$ 1,670	$ 4,726	$ 4,726	$ 4,726